UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 3, 2008
Date of Report (date of earliest event reported):
Capital Crossing Preferred Corporation
(Exact Name of Registrant as Specified in its Charter)
Massachusetts
(State or Other Jurisdiction of Incorporation)

000-25193 (Commission File Number)	04-3439366 (IRS Employer Identification No.)

1271 Avenue of the Americas 46th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)
(646) 333-8809
(Registrant’s Telephone Number, Including Area Code)
101 Summer Street
Boston, Massachusetts 02110
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                    Arrangements of Certain Officers.
On December 8, 2008, Daniel Wallace resigned as President and a director of Capital Crossing Preferred Corporation (the “Corporation”). Mr. Wallace served as an officer and director of the Corporation so long as he was an employee of Lehman Brothers Inc. (“Lehman Brothers”), and Mr. Wallace has informed the Corporation that he intends to resign as an employee of Lehman Brothers.
On December 8, 2008, the Board of Directors of the Corporation (the “Board of Directors”) elected Lana Franks, age 45, as President of the Corporation and appointed Ms. Franks a replacement director. Ms. Franks is an employee of Lehman Brothers and receives no separate compensation from the Corporation for her services. She has served in a variety of capacities at Lehman Brothers since 1986. Should in the future Ms. Franks no longer be an employee of Lehman Brothers, she would also no longer serve as an officer or director of the Corporation.
On December 8, 2008, the Board of Directors appointed Thomas O’Sullivan, age 42, a director of the Corporation. Mr. O’Sullivan is the Chief Financial Officer of the Corporation and the Chief Financial Officer of Lehman Brothers Bank, FSB (“Lehman Bank”). He receives no separate compensation from the Corporation for his services. He has served in a variety of capacities at Lehman Brothers since 2000. Should in the future Mr. O’Sullivan no longer be an employee of Lehman Brothers, he would also no longer serve as an officer or director of the Corporation.
Item 8.01.   Other Events.
On October 31, 2008, the Corporation announced that the Board of Directors and Lehman Bank in its capacity as the holder of all of the outstanding common stock of the Corporation, had approved the complete liquidation and dissolution of the Corporation (the “Liquidation”), subject to obtaining the approval of the Office of Thrift Supervision (“OTS”) to the extent required by law or regulation or policy of the OTS. The Corporation also announced at such time that, in connection with the Liquidation, the Board of Directors had approved the voluntary delisting of the Corporation’s 8.50% Non-Cumulative Exchangeable Preferred Stock, Series D (the “Series D Preferred Stock”), from The NASDAQ Stock Market and the Corporation intended to declare one or more liquidating distributions in cash to the holders of the Series D Preferred Stock (the “Liquidating Distribution”).
On December 3, 2008, Lehman Bank informed the Board of Directors that it recently received notice from regulatory authorities that because the Series D Preferred Stock matches the prudential standards set forth in various delineated regulatory pronouncements, Lehman Bank should count the carrying value of such preferred stock as tier 1 regulatory capital. This notice combined with market conditions, capital levels, and the bankruptcy filing of Lehman Brothers Holdings Inc., the parent company of Lehman Bank, necessitate that the Series D Preferred Stock remain outstanding as tier 1 regulatory capital of Lehman Bank. It is anticipated that the maintenance of the Series D Preferred Stock as tier 1 regulatory capital of Lehman Bank will reduce the current risk of an automatic exchange of the Series D Preferred Stock into illiquid preferred shares of Lehman Bank in accordance with the terms of the Restated Articles of Organization of the Corporation prior to the completion of the Liquidation. As described in the “Risk Factors” of the Prospectus for the Series D Preferred Stock dated May 6, 2004, and in subsequent filings by the Corporation with the Securities and Exchange Commission, there are various triggering events related to the performance and capital levels of Lehman Bank, or the placement of Lehman Bank into bankruptcy, reorganization, conservatorship or receivership, that could trigger an automatic exchange of the Series D Preferred Stock into illiquid preferred shares of Lehman Bank. If an automatic exchange of the Series D Preferred Stock into preferred shares of Lehman Bank did occur, Lehman Bank may not be in a financial position to pay dividends on its preferred shares and the claims of depositors and creditors of Lehman Bank and of regulatory authorities would have priority over the claims of holders of the preferred shares of Lehman Bank. Therefore, in an effort to retain value and liquidity for holders of the Series D Preferred Stock, the Board of Directors has determined to abandon the Liquidation at this time. As a result, the Liquidating Distribution will not be made and the Series D Preferred Stock will continue to trade on The NASDAQ Stock Market. As a subsidiary of Lehman Bank, regulatory authorities can restrict the Corporation’s ability to transfer assets, to make dividends to the holders of the Series D Preferred Stock, or to redeem the Series D Preferred Stock.
Forward Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements should not be unduly relied upon because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Corporation. Such risks, uncertainties, and other factors include, but are not limited to, (i) the risk that, despite abandoning the Liquidation, a decline, or a perceived decline, in Lehman Bank’s capital situation may result in the Series D Preferred Stock being subject to an automatic exchange into preferred shares of Lehman Bank, (ii) the risk that regulatory authorities may limit the ability of the Corporation to implement its business plan and may restrict its ability to pay dividends, (iii) the risk that the Corporation may not have adequate cash available to continue to pay dividends with respect to the Series D Preferred Stock, (iv) the risk that the Series D Preferred Stock will in the future be delisted from The NASDAQ Stock Market or will otherwise cease to trade on The NASDAQ Stock Market, (v) the risk that the Series D Preferred Stock may not otherwise retain value and/or liquidity, and (vi) risks relating to the Corporation’s business presented in its filings with the Securities and Exchange Commission. These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Corporation to be materially different from the anticipated future results, performance or achievements that are expressed or implied by the forward-looking statements.
Contact Information
Christine Koeppen
973-261-1616

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CROSSING PREFERRED CORPORATION
Date: December 8, 2008	By:	/s/ Lana Franks
Lana Franks
President